UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: December 6, 2007

MEXORO MINERALS, LTD.

(Exact name of registrant as specified in its charter)

Colorado	0-23561	84-1431797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Division de Norte 305-B Col San Felipe Chihuahua, Chih., Mexico
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: 52 614 426 5505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Form 8-K/A amends and supplants Item 4.01 of the Current Report on Form 8-K filed on December 12, 2007 by Mexoro Minerals, Ltd., a Colorado corporation.

ITEM 4.01

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

a)

Previous Independent Accountant

On December 6, 2007, Smythe Ratcliffe Chartered Accountants (“Smythe Ratcliffe”), 7th Floor, Marine Building, 355 Burrard Street, Vancouver, BC Canada V6C2G8, resigned as the principal independent registered public accounting firm for Mexoro Minerals, Ltd. (the “Company”).

The Audit Reports of Smythe Ratcliffe, dated May 31, 2007 and May 20, 2006, on the Company’s financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report dated May 31, 2007 for the fiscal year ended February 28, 2007, and the report dated May 20, 2006 for the fiscal year ended February 28, 2006, contained statements indicating there is substantial doubt about the Company’s ability to continue as a going-concern.  During the Company’s two most recent fiscal years and any subsequent interim period up to and including the date of Smythe Ratcliffe’s resignation, there have been no disagreements with Smythe Ratcliffe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Smythe Ratcliffe, would have caused them to make reference thereto in their report on the financial statements for such periods.

On December 20, 2007, the Company provided a draft copy of this report on Form 8-K/A to Smythe Ratcliffe, requesting their comments on the information contained herein.  The responsive letter from Smythe Ratcliffe Charter Accountants is herewith filed as an exhibit to this current report on Form 8-K/A.

b)

New Independent Accountant

On December 7, 2007, the Board of Directors of the Company appointed the firm of Meyler & Company, LLC, One Arin Park, 1715 Highway 35, Middletown, NJ 07748, as the principal independent registered public accounting firm of the Company for the fiscal year ending February 28, 2008.  During the two most recent fiscal years or subsequent interim period, neither the Company, nor anyone on its behalf, consulted with Meyler & Company, LLC regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of Meyler & Company, LLC, provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of Meyler & Company, LLC, on any matter that was the subject of a disagreement or a reportable event.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibit 16.1 - Responsive Letter from Smythe Ratcliffe Charter Accountants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXORO MINERALS, INC.

By: /S/

 Robert Knight

 Robert Knight, President

Date: December 21, 2007